Exhibit 99.2

Quarterly Financial Supplement - 3Q2014

October 28, 2014

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-13	Jun-13	Sep-13	Dec-13	Mar-14	Jun-14	Sep-14

Assets
Investments:
Fixed maturities, available for sale, at fair value	$24,926.1	$23,653.0	$23,524.6	$23,204.6	$20,177.8	$20,583.3	$20,610.5
Equity securities at fair value	185.3	211.3	235.1	223.0	243.6	237.8	372.8
Mortgage loans	1,639.8	1,692.2	1,635.1	1,729.5	1,501.7	1,595.9	1,621.8
Policy loans	271.5	269.1	267.5	277.0	102.6	99.7	106.2
Trading securities	229.8	241.0	246.6	247.6	235.5	227.4	235.0
Investments held by variable interest entities	1,009.9	1,087.9	1,080.7	1,046.7	1,134.1	1,241.1	1,343.0
Other invested assets	309.7	312.6	330.6	423.3	409.5	426.1	394.6
Total investments	28,572.1	27,467.1	27,320.2	27,151.7	23,804.8	24,411.3	24,683.9
Cash and cash equivalents - unrestricted	251.6	280.0	376.7	699.0	285.4	378.8	452.1
Cash and cash equivalents held by variable interest entities	462.2	210.7	85.1	104.3	140.3	101.8	150.7
Accrued investment income	315.8	294.8	306.2	286.9	259.3	238.2	255.4
Present value of future profits	606.6	591.6	578.9	679.3	527.7	512.3	505.1
Deferred acquisition costs	654.4	762.1	846.0	968.1	740.4	698.9	746.6
Reinsurance receivables	2,879.5	2,838.0	2,822.4	3,392.1	3,072.8	2,892.9	3,023.0
Income tax assets, net	708.5	931.2	1,135.7	1,147.2	870.7	730.5	731.1
Assets held in separate accounts	15.5	15.0	13.3	10.3	10.0	9.4	6.9
Other assets	433.0	385.1	432.6	341.7	401.0	421.3	420.2
Assets of subsidiary being sold	—	—	—	—	4,346.3	4,518.9	—
Total assets	$34,899.2	$33,775.6	$33,917.1	$34,780.6	$34,458.7	$34,914.3	$30,975.0
Liabilities
Liabilities for insurance products:
Policyholder account balances	$12,833.4	$12,774.4	$12,766.1	$12,776.4	$10,625.3	$10,649.7	$10,659.2
Future policy benefits	11,311.7	11,017.9	11,058.3	11,222.5	10,138.6	10,372.2	10,519.8
Liability for policy and contract claims	563.5	554.2	551.7	566.0	482.2	463.3	464.4
Unearned and advanced premiums	285.7	278.5	274.5	300.6	279.5	270.7	270.3
Liabilities related to separate accounts	15.5	15.0	13.3	10.3	10.0	9.4	6.9
Other liabilities	903.0	626.8	712.7	590.6	727.4	560.7	704.0
Payable to reinsurer	—	—	—	590.3	—	—	—
Investment borrowings	1,880.2	1,878.0	1,850.2	1,900.0	1,499.4	1,507.6	1,519.4
Borrowings related to variable interest entities	1,143.4	1,143.7	1,035.1	1,012.3	1,019.4	1,110.8	1,295.0
Notes payable - direct corporate obligations	934.2	905.7	868.6	856.4	844.1	827.3	814.0
Liabilities of subsidiary being sold	—	—	—	—	4,122.6	4,298.3	—
Total liabilities	29,870.6	29,194.2	29,130.5	29,825.4	29,748.5	30,070.0	26,253.0
Shareholders' equity
Common stock	2.2	2.2	2.2	2.2	2.2	2.1	2.1
Additional paid-in capital	4,173.2	4,128.2	4,121.3	4,092.8	4,054.7	3,963.9	3,803.7
Retained earnings (accumulated deficit)	(317.5)	(247.1)	29.1	128.4	(112.9)	(47.8)	56.9
Total shareholders' equity before accumulated other comprehensive income	3,857.9	3,883.3	4,152.6	4,223.4	3,944.0	3,918.2	3,862.7
Accumulated other comprehensive income	1,170.7	698.1	634.0	731.8	766.2	926.1	859.3
Total shareholders' equity	5,028.6	4,581.4	4,786.6	4,955.2	4,710.2	4,844.3	4,722.0
Total liabilities and shareholders' equity	$34,899.2	$33,775.6	$33,917.1	$34,780.6	$34,458.7	$34,914.3	$30,975.0

	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14

Book value per share at period-end (1) (2)	$17.26	$17.70	$18.70	$19.17	$17.99	$18.33	$18.60

Book value per diluted share (1) (3)	$16.57	$17.01	$18.24	$18.62	$17.52	$17.85	$18.39

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Revenues
Insurance policy income	$691.2	$691.3	$686.1	$676.1	$2,744.7	$685.9	$679.0	$632.1
Net investment income (loss):
General account assets	351.9	348.8	350.7	354.4	1,405.8	348.1	347.4	300.1
Policyholder and reinsurer accounts and other special-purpose portfolios	77.7	31.8	49.0	99.7	258.2	20.9	47.2	14.8
Realized investment gains (losses):
Net realized investment gains, excluding impairment losses	15.3	3.8	2.8	23.1	45.0	35.3	12.4	6.8
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	—	(0.6)	(2.9)	(8.1)	(11.6)	(11.9)	—	(2.8)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	—	—	—	—	—
Net impairment losses recognized	—	(0.6)	(2.9)	(8.1)	(11.6)	(11.9)	—	(2.8)
Total realized gains (losses)	15.3	3.2	(0.1)	15.0	33.4	23.4	12.4	4.0
Fee revenue and other income	6.5	6.4	8.1	13.0	34.0	6.4	7.0	16.0
Total revenues	1,142.6	1,081.5	1,093.8	1,158.2	4,476.1	1,084.7	1,093.0	967.0

Benefits and expenses
Insurance policy benefits	754.1	673.2	702.2	710.2	2,839.7	690.3	691.1	565.5
Net loss on sale of CLIC and (gain) loss on reinsurance transactions	—	—	—	98.4	98.4	278.6	(3.8)	(32.1)
Interest expense	27.3	26.9	25.8	25.3	105.3	24.6	24.3	21.9
Amortization	79.3	79.2	61.4	76.4	296.3	66.7	64.9	65.8
Loss on extinguishment or modification of debt	57.7	7.7	—	—	65.4	—	0.6	—
Other operating costs and expenses	189.6	179.8	190.0	206.8	766.2	194.1	201.5	191.5
Total benefits and expenses	1,108.0	966.8	979.4	1,117.1	4,171.3	1,254.3	978.6	812.6

Income (loss) before income taxes	34.6	114.7	114.4	41.1	304.8	(169.6)	114.4	154.4
Income tax expense on period income	33.2	42.6	38.1	14.4	128.3	39.0	40.3	53.8
Valuation allowance for deferred tax assets and other tax items	(10.5)	(5.0)	(206.7)	(79.3)	(301.5)	19.4	(4.0)	(16.8)
Net income (loss)	$11.9	$77.1	$283.0	$106.0	$478.0	$(228.0)	$78.1	$117.4

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

EBIT (4):
Bankers Life	$62.1	$79.1	$86.3	$83.0	$310.5	$84.2	$87.4	$111.8
Washington National	34.0	35.8	33.0	37.8	140.6	31.1	32.3	27.6
Colonial Penn	(5.4)	1.2	(4.2)	(4.1)	(12.5)	(6.2)	3.8	0.4
Other CNO Business:
Loss from the long-term care business reinsured in 4Q13	(2.7)	(2.2)	(1.0)	(2.1)	(8.0)	—	—	—
Overhead expense of CLIC expected to continue after the sale	(4.6)	(5.0)	(4.7)	(5.3)	(19.6)	—	—	—
EBIT from business segments continuing after the CLIC sale	83.4	108.9	109.4	109.3	411.0	109.1	123.5	139.8
Corporate operations, excluding corporate interest expense	3.0	2.4	9.4	3.8	18.6	(6.0)	(15.5)	(9.1)
EBIT from operations continuing after the CLIC sale	86.4	111.3	118.8	113.1	429.6	103.1	108.0	130.7
Corporate interest expense	(15.1)	(13.1)	(11.7)	(11.4)	(51.3)	(11.1)	(11.1)	(10.9)
Operating earnings before taxes	71.3	98.2	107.1	101.7	378.3	92.0	96.9	119.8
Tax expense on operating income	25.7	34.3	34.4	35.5	129.9	32.1	33.2	43.2
Net operating income (5)	45.6	63.9	72.7	66.2	248.4	59.9	63.7	76.6
Earnings of CLIC prior to being sold (net of taxes)	5.5	4.8	5.5	9.7	25.5	6.7	8.5	—
Net loss on sale of CLIC and gain (loss) on reinsurance transactions (including impact of taxes)	—	—	—	(63.3)	(63.3)	(298.0)	2.5	22.9
Net realized investment gains (losses) (net of related amortization and taxes)	8.0	0.8	(1.1)	9.1	16.8	13.6	7.5	2.6
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	1.3	12.1	2.2	7.4	23.0	(7.2)	(4.8)	—
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (net of taxes)	(1.8)	(2.7)	(3.0)	(2.4)	(9.9)	(3.0)	(2.9)	(2.4)
Net revenue pursuant to transition and support services agreements (net of taxes)	—	—	—	—	—	—	—	0.9
Loss on extinguishment or modification of debt (net of taxes)	(57.2)	(6.8)	—	—	(64.0)	—	(0.4)	—
Valuation allowance for deferred tax assets and other tax items	10.5	5.0	206.7	79.3	301.5	—	4.0	16.8
Net income (loss)	$11.9	$77.1	$283.0	$106.0	$478.0	$(228.0)	$78.1	$117.4

Per diluted share:
Net operating income	$.19	$.28	$.32	$.29	$1.07	$.27	$.29	$.35
Earnings of CLIC prior to being sold (net of taxes)	.02	.02	.02	.04	.11	.03	.04	—
Net loss on sale of CLIC and gain (loss) on reinsurance transactions (including impact of taxes)	—	—	—	(.28)	(.27)	(1.35)	.01	.11
Net realized investment gains (losses) (net of related amortization and taxes)	.04	.01	(.01)	.04	.08	.06	.03	.01
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	.01	.05	.01	.04	.10	(.03)	(.02)	—
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (net of taxes)	(.01)	(.01)	(.01)	(.01)	(.04)	(.01)	(.02)	(.01)
Net revenue pursuant to transition and support services agreements (net of taxes)	—	—	—	—	—	—	—	—
Loss on extinguishment or modification of debt (net of taxes)	(.24)	(.03)	—	—	(.28)	—	—	—
Valuation allowance for deferred tax assets and other tax items	.04	.02	.90	.35	1.29	—	.02	.08
Net income (loss)	$.05	$.34	$1.23	$.47	$2.06	$(1.03)	$.35	$.54

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q13	2Q13	3Q13	4Q13	2013	1Q14 (a)	2Q14	3Q14
(000s)

Basic
Shares outstanding, beginning of period	221,502.4	223,502.1	219,378.7	222,007.2	221,502.4	220,323.8	219,266.9	213,755.2
Weighted average shares issued during the period:
Shares repurchased	—	(3,161.2)	(809.7)	(1,024.5)	(4,105.8)	(343.6)	(2,802.5)	(3,312.5)
Conversion of 7.0% convertible debentures	—	—	4,103.3	—	2,210.5	—	—	—
Stock options exercised and vested restricted and performance stock	678.8	157.6	204.9	80.4	2,307.6	393.4	73.8	84.7
Shares withheld for the payment of taxes on the vesting of restricted stock	(100.0)	(0.1)	(1.2)	(7.1)	(286.8)	(67.1)	(0.6)	(2.1)
Weighted average basic shares outstanding during the period	222,081.2	220,498.4	222,876.0	221,056.0	221,627.9	220,306.5	216,537.6	210,525.3
Basic shares outstanding, end of period	223,502.1	219,378.7	222,007.2	220,323.8	220,323.8	219,266.9	213,755.2	207,640.1
Diluted
Weighted average basic shares outstanding	222,081.2	220,498.4	222,876.0	221,056.0	221,627.9	220,306.5	216,537.6	210,525.3
Common stock equivalent shares related to:
7.0% convertible debentures	16,590.4	5,692.2	838.7	—	5,780.3	—	—	—
Stock options, restricted stock and performance units	2,828.3	2,410.8	2,858.6	3,005.2	2,775.7	—	2,390.4	2,447.3
Warrants	1,967.2	2,291.4	2,773.8	3,039.7	2,518.1	—	3,180.0	2,485.6
Weighted average diluted shares outstanding during the period	243,467.1	230,892.8	229,347.1	227,100.9	232,702.0	220,306.5	222,108.0	215,458.2
Diluted shares outstanding, end of period	234,865.1	229,928.4	227,693.4	226,867.8	226,867.8	225,106.7	219,536.1	210,046.5

(a) Equivalent common shares of 5,803.0 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q14.

EBIT from Business Segments Continuing After the CLIC Sale Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.

EBIT from In-Force Business	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Revenues
Insurance policy income	$535.0	$539.6	$537.9	$534.6	$2,147.1	$541.6	$534.9	$541.5
Net investment income	348.2	309.0	316.9	361.4	1,335.5	297.7	320.2	299.5
Fee revenue and other income	2.6	2.9	4.0	3.8	13.3	4.7	5.2	6.2
Total revenues	885.8	851.5	858.8	899.8	3,495.9	844.0	860.3	847.2

Benefits and expenses
Insurance policy benefits	595.9	557.0	557.9	577.1	2,287.9	532.9	542.5	507.3
Interest expense	1.9	2.2	2.3	2.2	8.6	2.3	2.4	2.4
Amortization	68.6	57.6	50.3	59.8	236.3	61.6	58.6	58.8
Other operating costs and expenses	84.5	82.0	87.1	96.4	350.0	80.6	84.6	87.9
Total benefits and expenses	750.9	698.8	697.6	735.5	2,882.8	677.4	688.1	656.4
EBIT from In-Force Business	$134.9	$152.7	$161.2	$164.3	$613.1	$166.6	$172.2	$190.8

EBIT from New Business

Revenues
Insurance policy income	$99.0	$96.7	$92.7	$90.9	$379.3	$90.8	$91.6	$90.6
Net investment income	9.7	5.7	9.6	15.4	40.4	6.4	9.7	7.2
Fee revenue and other income	1.5	1.5	2.3	2.1	7.4	1.0	1.1	1.3
Total revenues	110.2	103.9	104.6	108.4	427.1	98.2	102.4	99.1

Benefits and expenses
Insurance policy benefits	70.9	63.9	64.3	68.0	267.1	58.6	61.4	58.2
Interest expense	—	—	—	—	—	—	—	—
Amortization	6.7	8.0	7.5	8.4	30.6	6.9	6.6	6.8
Other operating costs and expenses	84.1	75.8	84.6	87.0	331.5	90.2	83.1	85.1
Total benefits and expenses	161.7	147.7	156.4	163.4	629.2	155.7	151.1	150.1
EBIT from New Business	$(51.5)	$(43.8)	$(51.8)	$(55.0)	$(202.1)	$(57.5)	$(48.7)	$(51.0)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$634.0	$636.3	$630.6	$625.5	$2,526.4	$632.4	$626.5	$632.1
Net investment income	357.9	314.7	326.5	376.8	1,375.9	304.1	329.9	306.7
Fee revenue and other income	4.1	4.4	6.3	5.9	20.7	5.7	6.3	7.5
Total revenues	996.0	955.4	963.4	1,008.2	3,923.0	942.2	962.7	946.3

Benefits and expenses
Insurance policy benefits	666.8	620.9	622.2	645.1	2,555.0	591.5	603.9	565.5
Interest expense	1.9	2.2	2.3	2.2	8.6	2.3	2.4	2.4
Amortization	75.3	65.6	57.8	68.2	266.9	68.5	65.2	65.6
Other operating costs and expenses	168.6	157.8	171.7	183.4	681.5	170.8	167.7	173.0
Total benefits and expenses	912.6	846.5	854.0	898.9	3,512.0	833.1	839.2	806.5
EBIT from In-Force and New Business	$83.4	$108.9	$109.4	$109.3	$411.0	$109.1	$123.5	$139.8

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Insurance policy income	$418.0	$419.1	$407.4	$404.2	$1,648.7	$416.3	$408.1	$416.4
Net investment income (loss):
General account invested assets	212.8	211.0	212.4	217.8	854.0	219.8	220.5	225.9
Fixed index products	48.9	15.6	23.0	64.2	151.7	4.6	27.1	5.3
Fee revenue and other income	3.7	4.0	5.8	5.5	19.0	5.3	5.8	7.0
Total revenues	683.4	649.7	648.6	691.7	2,673.4	646.0	661.5	654.6

Insurance policy benefits	373.8	370.4	357.0	346.3	1,447.5	365.7	356.0	345.9
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	35.9	36.0	35.3	34.7	141.9	32.9	32.2	31.0
Cost of options to fund index credits, net of forfeitures	11.8	11.9	11.7	12.0	47.4	12.0	12.1	12.2
Market value changes credited to policyholders	49.0	15.8	23.3	63.8	151.9	4.4	27.6	5.8
Amortization related to operations	54.5	45.7	39.7	47.6	187.5	48.2	45.4	47.1
Interest expense on investment borrowings	1.4	1.7	1.8	1.8	6.7	1.9	1.9	2.0
Other operating costs and expenses	94.9	89.1	93.5	102.5	380.0	96.7	98.9	98.8
Total benefits and expenses	621.3	570.6	562.3	608.7	2,362.9	561.8	574.1	542.8
EBIT (4)	$62.1	$79.1	$86.3	$83.0	$310.5	$84.2	$87.4	$111.8

Health underwriting margins (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Medicare supplement:
Earned premium	$188.4	$189.2	$190.7	$190.3	$758.6	$194.5	$193.2	$193.9
Benefit ratio	68.5%	67.2%	67.0%	65.7%	67.1%	67.7%	69.5%	66.2%
Underwriting margin (earned premium less policy benefits)	$59.4	$62.0	$62.9	$65.3	$249.6	$62.9	$59.0	$65.4

PDP:
Earned premium	$8.9	$10.8	$—	$—	$19.7	$6.8	$—	$—
Benefit ratio	74.9%	85.2%	N/A	N/A	80.5%	77.9%	N/A	N/A
Underwriting margin (earned premium less policy benefits)	$2.2	$1.6	$—	$—	$3.8	$1.5	$—	$—

Long-term care:
Earned premium	$135.3	$134.1	$132.6	$130.9	$532.9	$129.1	$127.4	$125.5
Benefit ratio before interest income on reserves	129.4%	129.5%	128.4%	130.0%	129.3%	131.9%	131.2%	123.6%
Interest-adjusted benefit ratio	81.7%	81.4%	79.4%	80.0%	80.6%	81.0%	79.2%	70.5%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$24.8	$25.0	$27.3	$26.1	$103.2	$24.5	$26.5	$36.9

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Fixed index annuities	$3,038.8	$3,132.2	$3,224.6	$3,347.7	$3,185.8	$3,462.8	$3,575.7	$3,687.0
Deferred annuities	4,245.7	4,162.1	4,091.9	4,049.0	4,137.2	3,983.1	3,889.6	3,796.5
SPIAs and supplemental contracts:
Mortality based	229.2	227.2	223.3	206.5	221.5	203.1	206.5	202.8
Deposit based	158.6	157.9	156.2	153.4	156.5	150.1	148.1	148.3
Health:
Long-term care	4,837.7	4,651.7	4,507.3	4,532.0	4,632.2	4,568.0	4,682.5	4,788.5
Medicare supplement	337.4	333.3	326.6	332.3	332.4	338.2	330.6	324.2
Other health	45.1	45.3	45.3	45.7	45.4	46.5	47.1	47.9
Life:
Interest sensitive	467.6	480.3	497.4	516.2	490.4	533.2	552.5	576.4
Non-interest sensitive	570.5	598.1	624.3	649.5	610.6	672.4	693.6	870.4
Total average liabilities for insurance products, net of reinsurance ceded	$13,930.6	$13,788.1	$13,696.9	$13,832.3	$13,812.0	$13,957.4	$14,126.2	$14,442.0

Present value of future profits (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Balance, beginning of period	$168.8	$159.9	$155.6	$152.5	$168.8	$263.2	$137.7	$132.1
Amortization related to operations	(16.6)	(11.5)	(10.6)	(10.1)	(48.8)	(11.4)	(10.5)	(9.1)
Amortization related to net realized investment (gains) losses	(0.1)	—	—	—	(0.1)	—	—	—
Effect of reinsurance transaction	—	—	—	—	—	—	—	5.0
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	7.8	7.2	7.5	120.8	143.3	(114.1)	4.9	4.7
Balance, end of period	$159.9	$155.6	$152.5	$263.2	$263.2	$137.7	$132.1	$132.7

Deferred acquisition costs (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Balance, beginning of period	$332.8	$350.8	$439.5	$514.5	$332.8	$627.8	$440.8	$397.6
Deferred acquisition expenses	37.7	37.1	38.4	44.9	158.1	39.6	41.8	42.3
Amortization related to operations	(37.9)	(34.2)	(29.1)	(37.5)	(138.7)	(36.8)	(34.9)	(38.0)
Amortization related to net realized investment (gains) losses	(0.6)	(0.4)	—	(0.1)	(1.1)	—	(0.1)	—
Amortization related to fair value changes in embedded derivative liabilities	(1.1)	(9.1)	(1.6)	(5.1)	(16.9)	3.8	2.3	0.1
Effect of reinsurance transaction	—	—	—	—	—	—	—	24.0
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	19.9	95.3	67.3	111.1	293.6	(193.6)	(52.3)	11.6
Balance, end of period	$350.8	$439.5	$514.5	$627.8	$627.8	$440.8	$397.6	$437.6

Bankers Life Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Revenues
Insurance policy income	$345.8	$349.4	$341.8	$341.0	$1,378.0	$354.2	$346.2	$355.8
Net investment income (loss)	252.0	220.9	225.8	266.6	965.3	218.0	237.9	224.0
Fee revenue and other income	2.2	2.5	3.5	3.4	11.6	4.3	4.7	5.7
Total revenues	600.0	572.8	571.1	611.0	2,354.9	576.5	588.8	585.5

Benefits and expenses
Insurance policy benefits	412.8	383.4	376.3	402.2	1,574.7	370.1	380.7	351.1
Interest expense	1.4	1.7	1.8	1.8	6.7	1.9	1.9	2.0
Amortization	48.7	38.7	33.2	40.3	160.9	42.5	40.0	41.6
Other operating costs and expenses	41.0	39.4	40.9	48.7	170.0	39.6	41.9	45.0
Total benefits and expenses	503.9	463.2	452.2	493.0	1,912.3	454.1	464.5	439.7
EBIT from In-Force Business	$96.1	$109.6	$118.9	$118.0	$442.6	$122.4	$124.3	$145.8

EBIT from New Business

Revenues
Insurance policy income	$72.2	$69.7	$65.6	$63.2	$270.7	$62.1	$61.9	$60.6
Net investment income (loss)	9.7	5.7	9.6	15.4	40.4	6.4	9.7	7.2
Fee revenue and other income	1.5	1.5	2.3	2.1	7.4	1.0	1.1	1.3
Total revenues	83.4	76.9	77.5	80.7	318.5	69.5	72.7	69.1

Benefits and expenses
Insurance policy benefits	57.7	50.7	51.0	54.6	214.0	44.9	47.2	43.8
Interest expense	—	—	—	—	—	—	—	—
Amortization	5.8	7.0	6.5	7.3	26.6	5.7	5.4	5.5
Other operating costs and expenses	53.9	49.7	52.6	53.8	210.0	57.1	57.0	53.8
Total benefits and expenses	117.4	107.4	110.1	115.7	450.6	107.7	109.6	103.1
EBIT from New Business	$(34.0)	$(30.5)	$(32.6)	$(35.0)	$(132.1)	$(38.2)	$(36.9)	$(34.0)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$418.0	$419.1	$407.4	$404.2	$1,648.7	$416.3	$408.1	$416.4
Net investment income (loss)	261.7	226.6	235.4	282.0	1,005.7	224.4	247.6	231.2
Fee revenue and other income	3.7	4.0	5.8	5.5	19.0	5.3	5.8	7.0
Total revenues	683.4	649.7	648.6	691.7	2,673.4	646.0	661.5	654.6

Benefits and expenses
Insurance policy benefits	470.5	434.1	427.3	456.8	1,788.7	415.0	427.9	394.9
Interest expense	1.4	1.7	1.8	1.8	6.7	1.9	1.9	2.0
Amortization	54.5	45.7	39.7	47.6	187.5	48.2	45.4	47.1
Other operating costs and expenses	94.9	89.1	93.5	102.5	380.0	96.7	98.9	98.8
Total benefits and expenses	621.3	570.6	562.3	608.7	2,362.9	561.8	574.1	542.8
EBIT from In-Force and New Business	$62.1	$79.1	$86.3	$83.0	$310.5	$84.2	$87.4	$111.8

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Insurance policy income	$152.9	$153.1	$159.2	$156.3	$621.5	$155.6	$156.7	$154.0
Net investment income (loss):
General account invested assets	69.8	68.3	69.1	67.8	275.0	68.2	67.6	64.8
Fixed index products	6.8	1.6	2.6	6.9	17.9	0.9	2.8	0.3
Trading account income related to reinsurer accounts	(0.4)	(2.5)	(0.5)	(0.3)	(3.7)	1.6	(0.2)	—
Change in value of embedded derivatives related to modified coinsurance agreements	0.4	2.5	0.5	0.3	3.7	(1.6)	0.2	—
Trading account income related to policyholder accounts	1.3	(0.1)	1.2	1.6	4.0	(0.1)	1.4	0.1
Fee revenue and other income	0.2	0.2	0.3	0.2	0.9	0.2	0.2	0.3
Total revenues	231.0	223.1	232.4	232.8	919.3	224.8	228.7	219.5

Insurance policy benefits	123.6	123.3	132.6	118.3	497.8	126.0	123.3	124.1
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	3.8	3.9	3.4	3.6	14.7	3.4	4.0	3.6
Cost of options to fund index credits, net of forfeitures	1.9	1.4	1.5	1.3	6.1	1.5	1.4	1.3
Market value changes credited to policyholders	8.4	1.7	4.1	8.6	22.8	0.9	4.1	0.5
Amortization related to operations	17.1	16.2	14.4	17.2	64.9	16.3	16.0	14.8
Interest expense on investment borrowings	0.5	0.5	0.5	0.4	1.9	0.4	0.5	0.4
Other operating costs and expenses	41.7	40.3	42.9	45.6	170.5	45.2	47.1	47.2
Total benefits and expenses	197.0	187.3	199.4	195.0	778.7	193.7	196.4	191.9
EBIT (4)	$34.0	$35.8	$33.0	$37.8	$140.6	$31.1	$32.3	$27.6

Health underwriting margins (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Medicare supplement:
Earned premium	$26.8	$25.9	$25.2	$24.4	$102.3	$23.1	$22.1	$21.3
Benefit ratio	65.0%	65.5%	64.3%	63.6%	64.6%	63.9%	61.7%	65.8%
Underwriting margin (earned premium less policy benefits)	$9.4	$8.9	$9.0	$8.9	$36.2	$8.3	$8.5	$7.3

Supplemental health and other:
Earned premium	$118.7	$119.8	$121.8	$124.4	$484.7	$125.8	$126.8	$125.8
Benefit ratio before interest income on reserves	79.8%	79.6%	81.7%	76.7%	79.4%	78.9%	80.3%	81.9%
Interest-adjusted benefit ratio	53.6%	53.5%	55.1%	50.6%	53.2%	53.0%	54.8%	56.0%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$55.1	$55.7	$54.7	$61.5	$227.0	$59.1	$57.4	$55.2

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Fixed index annuities	$474.2	$462.1	$451.1	$442.3	$457.4	$433.7	$426.3	$417.4
Deferred annuities	157.0	151.2	143.3	136.9	147.1	134.4	131.4	128.6
SPIAs and supplemental contracts:
Mortality based	250.9	248.2	248.2	248.2	248.9	245.5	242.9	240.2
Deposit based	241.9	245.9	248.1	247.6	245.9	249.5	252.3	254.1
Separate Accounts	15.2	15.3	14.2	11.8	14.1	10.2	9.7	8.1
Health:
Supplemental health	2,212.0	2,224.5	2,237.1	2,250.2	2,231.0	2,265.3	2,415.7	2,428.8
Medicare supplement	40.4	39.0	37.7	37.7	38.7	36.8	36.0	34.1
Other health	12.9	12.3	12.1	11.7	12.3	11.1	16.8	16.0
Life:
Interest sensitive	167.1	166.7	164.9	166.3	166.2	165.8	160.3	156.5
Non-interest sensitive	197.2	202.6	198.9	196.4	198.8	194.2	192.6	191.2
Total average liabilities for insurance products, net of reinsurance ceded	$3,768.8	$3,767.8	$3,755.6	$3,749.1	$3,760.4	$3,746.5	$3,884.0	$3,875.0

Present value of future profits (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Balance, beginning of period	$375.9	$367.7	$359.8	$352.2	$375.9	$344.3	$336.2	$328.1
Amortization related to operations	(8.4)	(8.7)	(7.7)	(8.0)	(32.8)	(7.9)	(7.6)	(6.2)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	0.2	0.8	0.1	0.1	1.2	(0.2)	(0.5)	0.1
Balance, end of period	$367.7	$359.8	$352.2	$344.3	$344.3	$336.2	$328.1	$322.0

Deferred acquisition costs (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Balance, beginning of period	$195.2	$201.5	$219.2	$228.0	$195.2	$232.2	$230.8	$230.9
Deferred acquisition expenses	12.3	12.8	12.7	12.8	50.6	13.2	13.8	13.8
Amortization related to operations	(8.7)	(7.5)	(6.7)	(9.2)	(32.1)	(8.4)	(8.4)	(8.6)
Amortization related to net realized investment (gains) losses	(0.1)	—	(0.1)	(0.2)	(0.4)	(0.4)	—	(0.1)
Amortization related to fair value changes in embedded derivative liabilities	0.1	(1.4)	0.1	(0.9)	(2.1)	0.4	0.4	(0.2)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	2.7	13.8	2.8	1.7	21.0	(6.2)	(5.7)	1.2
Balance, end of period	$201.5	$219.2	$228.0	$232.2	$232.2	$230.8	$230.9	$237.0

Washington National Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Revenues
Insurance policy income	$137.4	$137.6	$143.3	$139.7	$558.0	$138.1	$138.5	$135.5
Net investment income (loss)	77.9	69.8	72.9	76.3	296.9	69.0	71.8	65.2
Fee revenue and other income	0.2	0.2	0.3	0.2	0.9	0.2	0.2	0.3
Total revenues	215.5	207.6	216.5	216.2	855.8	207.3	210.5	201.0

Benefits and expenses
Insurance policy benefits	131.0	123.7	134.8	124.7	514.2	124.5	125.2	121.7
Interest expense	0.5	0.5	0.5	0.4	1.9	0.4	0.5	0.4
Amortization	16.3	15.3	13.5	16.2	61.3	15.2	14.9	13.6
Other operating costs and expenses	30.4	30.2	32.6	33.3	126.5	33.3	35.1	35.2
Total benefits and expenses	178.2	169.7	181.4	174.6	703.9	173.4	175.7	170.9
EBIT from In-Force Business	$37.3	$37.9	$35.1	$41.6	$151.9	$33.9	$34.8	$30.1

EBIT from New Business

Revenues
Insurance policy income	$15.5	$15.5	$15.9	$16.6	$63.5	$17.5	$18.2	$18.5
Net investment income (loss)	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—
Total revenues	15.5	15.5	15.9	16.6	63.5	17.5	18.2	18.5

Benefits and expenses
Insurance policy benefits	6.7	6.6	6.8	7.1	27.2	7.3	7.6	7.8
Interest expense	—	—	—	—	—	—	—	—
Amortization	0.8	0.9	0.9	1.0	3.6	1.1	1.1	1.2
Other operating costs and expenses	11.3	10.1	10.3	12.3	44.0	11.9	12.0	12.0
Total benefits and expenses	18.8	17.6	18.0	20.4	74.8	20.3	20.7	21.0
EBIT from New Business	$(3.3)	$(2.1)	$(2.1)	$(3.8)	$(11.3)	$(2.8)	$(2.5)	$(2.5)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$152.9	$153.1	$159.2	$156.3	$621.5	$155.6	$156.7	$154.0
Net investment income (loss)	77.9	69.8	72.9	76.3	296.9	69.0	71.8	65.2
Fee revenue and other income	0.2	0.2	0.3	0.2	0.9	0.2	0.2	0.3
Total revenues	231.0	223.1	232.4	232.8	919.3	224.8	228.7	219.5

Benefits and expenses
Insurance policy benefits	137.7	130.3	141.6	131.8	541.4	131.8	132.8	129.5
Interest expense	0.5	0.5	0.5	0.4	1.9	0.4	0.5	0.4
Amortization	17.1	16.2	14.4	17.2	64.9	16.3	16.0	14.8
Other operating costs and expenses	41.7	40.3	42.9	45.6	170.5	45.2	47.1	47.2
Total benefits and expenses	197.0	187.3	199.4	195.0	778.7	193.7	196.4	191.9
EBIT from In-Force and New Business	$34.0	$35.8	$33.0	$37.8	$140.6	$31.1	$32.3	$27.6

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Insurance policy income	$56.9	$58.0	$58.1	$59.1	$232.1	$60.5	$61.7	$61.7
Net investment income on general account invested assets	9.9	9.9	10.2	10.0	40.0	10.7	10.5	10.3
Fee revenue and other income	0.2	0.2	0.2	0.2	0.8	0.2	0.3	0.2
Total revenues	67.0	68.1	68.5	69.3	272.9	71.4	72.5	72.2

Insurance policy benefits	42.8	41.1	39.6	41.5	165.0	44.5	43.1	40.9
Amounts added to annuity and interest-sensitive life product account balances	0.2	0.1	0.2	0.2	0.7	0.2	0.1	0.2
Amortization related to operations	3.7	3.7	3.7	3.4	14.5	4.0	3.8	3.7
Other operating costs and expenses	25.7	22.0	29.2	28.3	105.2	28.9	21.7	27.0
Total benefits and expenses	72.4	66.9	72.7	73.4	285.4	77.6	68.7	71.8
EBIT (4)	$(5.4)	$1.2	$(4.2)	$(4.1)	$(12.5)	$(6.2)	$3.8	$0.4

Average liabilities for insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

SPIAs - mortality based	$74.8	$74.4	$73.5	$71.3	$73.5	$69.4	$68.8	$68.3
Health:
Medicare supplement	9.6	9.3	9.1	8.9	9.2	8.6	8.3	8.1
Other health	4.8	4.8	4.7	4.6	4.7	4.5	4.5	4.5
Life:
Interest sensitive	17.7	17.7	17.4	17.1	17.5	17.1	17.1	17.1
Non-interest sensitive	618.1	629.9	631.7	637.8	629.4	644.5	648.2	651.1
Total average liabilities for insurance products, net of reinsurance ceded	$725.0	$736.1	$736.4	$739.7	$734.3	$744.1	$746.9	$749.1

Present value of future profits (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Balance, beginning of period	$63.6	$61.6	$59.6	$57.7	$63.6	$55.7	$53.8	$52.1
Amortization related to operations	(2.0)	(2.0)	(1.9)	(2.0)	(7.9)	(1.9)	(1.7)	(1.7)
Balance, end of period	$61.6	$59.6	$57.7	$55.7	$55.7	$53.8	$52.1	$50.4

Deferred acquisition costs (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Balance, beginning of period	$57.5	$59.1	$60.7	$61.7	$57.5	$67.4	$68.8	$70.4
Deferred acquisition expenses	3.3	3.3	2.8	3.1	12.5	3.5	3.7	3.6
Amortization related to operations	(1.7)	(1.7)	(1.8)	(1.4)	(6.6)	(2.1)	(2.1)	(2.0)
Other	—	—	—	4.0	4.0	—	—	—
Balance, end of period	$59.1	$60.7	$61.7	$67.4	$67.4	$68.8	$70.4	$72.0

Colonial Penn Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Revenues
Insurance policy income	$45.6	$46.5	$46.9	$48.0	$187.0	$49.3	$50.2	$50.2
Net investment income (loss)	9.9	9.9	10.2	10.0	40.0	10.7	10.5	10.3
Fee revenue and other income	0.2	0.2	0.2	0.2	0.8	0.2	0.3	0.2
Total revenues	55.7	56.6	57.3	58.2	227.8	60.2	61.0	60.7

Benefits and expenses
Insurance policy benefits	36.5	34.6	33.3	35.4	139.8	38.3	36.6	34.5
Amortization	3.6	3.6	3.6	3.3	14.1	3.9	3.7	3.6
Other operating costs and expenses	6.8	6.0	7.5	7.4	27.7	7.7	7.6	7.7
Total benefits and expenses	46.9	44.2	44.4	46.1	181.6	49.9	47.9	45.8
EBIT from In-Force Business	$8.8	$12.4	$12.9	$12.1	$46.2	$10.3	$13.1	$14.9

EBIT from New Business

Revenues
Insurance policy income	$11.3	$11.5	$11.2	$11.1	$45.1	$11.2	$11.5	$11.5
Net investment income (loss)	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—
Total revenues	11.3	11.5	11.2	11.1	45.1	11.2	11.5	11.5

Benefits and expenses
Insurance policy benefits	6.5	6.6	6.5	6.3	25.9	6.4	6.6	6.6
Amortization	0.1	0.1	0.1	0.1	0.4	0.1	0.1	0.1
Other operating costs and expenses	18.9	16.0	21.7	20.9	77.5	21.2	14.1	19.3
Total benefits and expenses	25.5	22.7	28.3	27.3	103.8	27.7	20.8	26.0
EBIT from New Business	$(14.2)	$(11.2)	$(17.1)	$(16.2)	$(58.7)	$(16.5)	$(9.3)	$(14.5)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$56.9	$58.0	$58.1	$59.1	$232.1	$60.5	$61.7	$61.7
Net investment income (loss)	9.9	9.9	10.2	10.0	40.0	10.7	10.5	10.3
Fee revenue and other income	0.2	0.2	0.2	0.2	0.8	0.2	0.3	0.2
Total revenues	67.0	68.1	68.5	69.3	272.9	71.4	72.5	72.2

Benefits and expenses
Insurance policy benefits	43.0	41.2	39.8	41.7	165.7	44.7	43.2	41.1
Amortization	3.7	3.7	3.7	3.4	14.5	4.0	3.8	3.7
Other operating costs and expenses	25.7	22.0	29.2	28.3	105.2	28.9	21.7	27.0
Total benefits and expenses	72.4	66.9	72.7	73.4	285.4	77.6	68.7	71.8
EBIT from In-Force and New Business	$(5.4)	$1.2	$(4.2)	$(4.1)	$(12.5)	$(6.2)	$3.8	$0.4

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Net investment income (loss):
General investment portfolio	$1.1	$1.5	$1.2	$1.6	$5.4	$1.8	$1.7	$2.2
Other special-purpose portfolios	9.0	3.0	9.8	12.6	34.4	5.2	4.0	(3.2)
Fee revenue and other income	1.7	1.5	1.7	1.3	6.2	1.4	1.3	1.9
Interest expense on investment borrowings	(0.1)	—	—	—	(0.1)	—	—	—
Other operating costs and expenses	(8.7)	(3.6)	(3.3)	(11.7)	(27.3)	(14.4)	(22.5)	(10.0)
Corporate operations, excluding corporate interest expense	3.0	2.4	9.4	3.8	18.6	(6.0)	(15.5)	(9.1)
Interest expense on corporate debt	(15.1)	(13.1)	(11.7)	(11.4)	(51.3)	(11.1)	(11.1)	(10.9)
Operating loss before taxes	$(12.1)	$(10.7)	$(2.3)	$(7.6)	$(32.7)	$(17.1)	$(26.6)	$(20.0)

There is no Other CNO Business segment beginning in 1Q14.

CNO Financial Group, Inc.
Other CNO Business
Analysis of loss before taxes (in millions)	1Q13	2Q13	3Q13	4Q13	2013

Insurance policy income	$6.2	$6.1	$5.9	$5.9	$24.1
Net investment income on general account invested assets	8.4	8.4	8.0	8.5	33.3
Total revenues	14.6	14.5	13.9	14.4	57.4

Insurance policy benefits	15.6	15.3	13.5	14.8	59.2
Other operating costs and expenses:
Related to long-term care block reinsured effective December 31, 2013	1.7	1.4	1.4	1.7	6.2
Overhead expense of CLIC expected to continue after the completion of the sale	4.6	5.0	4.7	5.3	19.6
Total benefits and expenses	21.9	21.7	19.6	21.8	85.0
EBIT (4)	$(7.3)	$(7.2)	$(5.7)	$(7.4)	$(27.6)

Health underwriting margins (in millions)	1Q13	2Q13	3Q13	4Q13	2013

Long-term care:
Earned premium	$6.2	$6.1	$5.9	$5.9	$24.1
Benefit ratio before interest income on reserves	252.2%	251.0%	227.5%	252.0%	245.7%
Interest-adjusted benefit ratio	140.7%	137.6%	111.6%	134.4%	131.2%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(2.5)	$(2.3)	$(0.7)	$(2.0)	$(7.5)

Average liabilities for insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013

Average liabilities for long-term care products, net of reinsurance ceded	$468.0	$468.0	$467.3	$466.4	$467.4

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Annuities

Fixed index (first-year)	$126.6	$143.4	$143.3	$153.5	$566.8	$147.3	$166.6	$152.2

Other fixed rate (first-year)	37.2	38.5	45.3	49.6	170.6	41.4	32.2	27.3
Other fixed rate (renewal)	1.8	1.8	1.6	1.5	6.7	1.8	2.0	2.0
Subtotal - other fixed rate annuities	39.0	40.3	46.9	51.1	177.3	43.2	34.2	29.3

Total annuities	165.6	183.7	190.2	204.6	744.1	190.5	200.8	181.5

Health

Medicare supplement (first-year)	22.7	22.7	22.3	24.4	92.1	21.2	22.3	21.9
Medicare supplement (renewal)	162.5	153.4	159.7	177.6	653.2	158.2	155.5	162.6
Subtotal - Medicare supplement	185.2	176.1	182.0	202.0	745.3	179.4	177.8	184.5

Long-term care (first-year)	5.7	5.4	5.1	5.0	21.2	4.4	4.2	4.0
Long-term care (renewal)	129.7	127.8	126.0	129.3	512.8	119.3	122.0	120.0
Subtotal - long-term care	135.4	133.2	131.1	134.3	534.0	123.7	126.2	124.0

PDP (first-year)	0.1	—	—	—	0.1	—	—	—
PDP (renewal)	10.1	10.5	(2.5)	—	18.1	6.8	—	—
Subtotal - PDP	10.2	10.5	(2.5)	—	18.2	6.8	—	—

Supplemental health (first-year)	1.6	2.0	2.3	2.4	8.3	2.1	2.0	1.7
Supplemental health (renewal)	—	0.2	0.5	0.9	1.6	1.5	2.0	2.4
Subtotal - supplemental health	1.6	2.2	2.8	3.3	9.9	3.6	4.0	4.1

Other health (first-year)	0.3	0.4	0.3	0.3	1.3	0.2	0.2	0.2
Other health (renewal)	2.4	2.2	2.2	2.3	9.1	1.8	1.9	1.8
Subtotal - other health	2.7	2.6	2.5	2.6	10.4	2.0	2.1	2.0

Total health	335.1	324.6	315.9	342.2	1,317.8	315.5	310.1	314.6

Life insurance

First-year	42.4	41.0	41.7	38.2	163.3	38.2	39.2	40.9
Renewal	47.1	50.1	52.5	55.3	205.0	55.8	62.3	73.0

Total life insurance	89.5	91.1	94.2	93.5	368.3	94.0	101.5	113.9

Collections on insurance products

Total first-year premium collections on insurance products	236.6	253.4	260.3	273.4	1,023.7	254.8	266.7	248.2
Total renewal premium collections on insurance products	353.6	346.0	340.0	366.9	1,406.5	345.2	345.7	361.8

Total collections on insurance products	$590.2	$599.4	$600.3	$640.3	$2,430.2	$600.0	$612.4	$610.0

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Annuities

Fixed index (first-year)	$0.2	$0.1	$0.1	$—	$0.4	$0.1	$—	$0.1
Fixed index (renewal)	0.6	1.3	1.0	0.5	3.4	0.4	0.4	0.7
Subtotal - fixed index annuities	0.8	1.4	1.1	0.5	3.8	0.5	0.4	0.8

Other fixed rate (renewal)	0.1	—	0.2	0.2	0.5	0.1	0.2	0.1

Total annuities	0.9	1.4	1.3	0.7	4.3	0.6	0.6	0.9

Health

Medicare supplement (first-year)	0.2	—	—	0.1	0.3	—	—	—
Medicare supplement (renewal)	26.4	25.0	24.2	26.0	101.6	21.1	21.7	20.3
Subtotal - Medicare supplement	26.6	25.0	24.2	26.1	101.9	21.1	21.7	20.3

Supplemental health (first-year)	15.6	16.3	16.1	16.7	64.7	16.7	18.5	18.5
Supplemental health (renewal)	104.7	105.6	106.6	109.7	426.6	109.2	110.6	108.6
Subtotal - supplemental health	120.3	121.9	122.7	126.4	491.3	125.9	129.1	127.1

Other health (first-year)	—	—	0.1	0.1	0.2	—	0.1	—
Other health (renewal)	0.8	0.8	0.5	0.8	2.9	0.6	0.5	0.6
Subtotal - other health	0.8	0.8	0.6	0.9	3.1	0.6	0.6	0.6

Total health	147.7	147.7	147.5	153.4	596.3	147.6	151.4	148.0

Life insurance

First-year	1.2	1.1	1.0	1.3	4.6	1.1	1.5	0.9
Renewal	5.1	5.2	5.1	6.5	21.9	5.4	4.9	5.4

Total life insurance	6.3	6.3	6.1	7.8	26.5	6.5	6.4	6.3

Collections on insurance products

Total first-year premium collections on insurance products	17.2	17.5	17.3	18.2	70.2	17.9	20.1	19.5
Total renewal premium collections on insurance products	137.7	137.9	137.6	143.7	556.9	136.8	138.3	135.7

Total collections on insurance products	$154.9	$155.4	$154.9	$161.9	$627.1	$154.7	$158.4	$155.2

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Life insurance

First-year	$11.4	$11.4	$11.4	$11.0	$45.2	$11.3	$11.3	$11.6
Renewal	44.7	45.0	46.2	46.5	182.4	48.8	48.7	49.5

Total life insurance	56.1	56.4	57.6	57.5	227.6	60.1	60.0	61.1

Health (all renewal)

Medicare supplement	1.0	0.9	0.9	0.9	3.7	0.8	0.8	0.8

Other health	0.1	0.1	0.1	0.1	0.4	0.1	0.1	—

Total health	1.1	1.0	1.0	1.0	4.1	0.9	0.9	0.8

Collections on insurance products

Total first-year premium collections on insurance products	11.4	11.4	11.4	11.0	45.2	11.3	11.3	11.6
Total renewal premium collections on insurance products	45.8	46.0	47.2	47.5	186.5	49.7	49.6	50.3

Total collections on insurance products	$57.2	$57.4	$58.6	$58.5	$231.7	$61.0	$60.9	$61.9

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14

Medicare supplement	$19.1	$19.0	$18.7	$31.5	$88.3	$19.0	$17.6	$17.0
Long-term care	6.1	6.5	6.2	5.7	24.5	4.6	4.7	5.6
Supplemental health	2.8	2.7	2.6	2.2	10.3	2.2	1.8	1.7
Life	22.5	24.2	23.5	22.4	92.6	26.0	27.1	26.7
Annuity	10.0	10.8	11.5	12.1	44.4	11.3	11.9	10.8
Subtotal Bankers Life	60.5	63.2	62.5	73.9	260.1	63.1	63.1	61.8

Washington National

Supplemental health	19.2	21.3	22.5	24.8	87.8	21.3	23.9	24.0
Life	1.4	1.9	1.3	1.4	6.0	0.7	1.3	1.6
Annuity	—	0.1	0.1	—	0.2	—	0.1	—
Subtotal Washington National	20.6	23.3	23.9	26.2	94.0	22.0	25.3	25.6

Colonial Penn

Graded Life	17.0	15.8	15.4	14.0	62.2	16.8	16.5	16.4

Total NAP	$98.1	$102.3	$101.8	$114.1	$416.3	$101.9	$104.9	$103.8

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14	3Q14 (a)

Net gain from operations before interest expense and federal income taxes	$123.4	$115.4	$109.4	$80.4	$428.6	$104.3	$147.1	$88.8
Interest expense on surplus debentures held by parent company	12.0	12.2	27.2	12.3	63.7	12.0	12.1	26.9

Net gain from operations before federal income taxes	111.4	103.2	82.2	68.1	364.9	92.3	135.0	61.9
Federal income tax expense (benefit)	(1.1)	1.1	0.8	(3.4)	(2.6)	0.1	2.3	1.8

Net gain from operations before net realized capital gains (losses)	112.5	102.1	81.4	71.5	367.5	92.2	132.7	60.1
Net realized capital gains (losses)	9.7	4.1	5.3	(0.1)	19.0	(8.9)	3.8	(3.3)

Net income	$122.2	$106.2	$86.7	$71.4	$386.5	$83.3	$136.5	$56.8

Capital and surplus	$1,579.8	$1,626.8	$1,660.6	$1,711.9	$1,711.9	$1,769.8	$1,827.9	$1,601.4
Asset valuation reserve (AVR)	234.3	238.1	240.9	233.9	233.9	227.8	229.2	204.9

Capital, surplus and AVR	1,814.1	1,864.9	1,901.5	1,945.8	1,945.8	1,997.6	2,057.1	1,806.3

Interest maintenance reserve (IMR)	587.2	586.1	579.8	582.5	582.5	593.1	590.6	509.5

Total statutory capital, surplus, AVR & IMR	$2,401.3	$2,451.0	$2,481.3	$2,528.3	$2,528.3	$2,590.7	$2,647.7	$2,315.8

(a) Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 3Q14 will be filed with the respective insurance regulators on or about November 14, 2014.

The statutory information above includes CLIC in periods prior to 3Q14.

CNO Financial Group, Inc.
Amounts related to CLIC prior to being sold
Analysis of income (loss) before taxes (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14

Insurance policy income	$57.2	$55.0	$55.5	$50.6	$218.3	$53.5	$52.5
Net investment income (loss):
General account invested assets	53.2	52.9	52.0	52.1	210.2	51.0	49.7
Fixed index products	2.2	0.8	1.3	3.6	7.9	(0.1)	1.4
Fee revenue and other income	—	—	—	5.1	5.1	—	—
Total revenues	112.6	108.7	108.8	111.4	441.5	104.4	103.6

Insurance policy benefits	64.6	57.3	60.7	57.0	239.6	61.7	54.1
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	23.3	22.7	22.5	21.7	90.2	21.6	21.6
Cost of options to fund index credits, net of forfeitures	0.4	0.3	0.4	0.3	1.4	0.4	0.4
Market value changes credited to policyholders	2.1	1.0	1.3	3.5	7.9	(0.1)	1.0
Amortization related to operations	2.2	2.7	2.0	1.9	8.8	2.0	2.3
Interest expense on investment borrowings	4.8	4.8	4.8	4.9	19.3	4.7	4.4
Other operating costs and expenses	8.9	14.1	10.2	7.8	41.0	5.8	7.5
Total benefits and expenses	106.3	102.9	101.9	97.1	408.2	96.1	91.3
Income before net realized investment gains and income taxes	6.3	5.8	6.9	14.3	33.3	8.3	12.3
Net realized investment gains	2.1	1.6	1.6	0.7	6.0	2.1	0.7
Amortization related to net realized investment gains	—	—	—	—	—	—	—
Net realized investment gains, net of related amortization	2.1	1.6	1.6	0.7	6.0	2.1	0.7
Income before income taxes	8.4	7.4	8.5	15.0	39.3	10.4	13.0
Income tax expense on period income	2.9	2.6	3.0	5.3	13.8	3.7	4.5
Net income	$5.5	$4.8	$5.5	$9.7	$25.5	$6.7	$8.5

CNO Financial Group, Inc.
Amounts related to CLIC prior to being sold
Average liabilities for insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14

Fixed index annuities	$—	$0.8	$0.8	$0.8	$0.6	$0.8	$0.8
Deferred annuities	151.9	148.9	147.3	145.3	148.4	143.9	142.9
SPIAs and supplemental contracts:
Mortality based	40.3	39.4	38.8	38.2	39.2	37.7	36.9
Deposit based	111.4	109.6	105.1	100.6	106.7	96.7	94.4
Health:
Supplemental health	153.6	149.0	145.0	140.4	146.9	136.3	—
Medicare supplement	2.5	2.2	2.1	2.0	2.2	1.9	—
Other health	6.8	6.7	6.7	6.7	6.7	6.8	—
Life:
Interest sensitive	2,354.0	2,333.9	2,305.8	2,277.4	2,317.8	2,253.8	2,233.3
Non-interest sensitive	439.9	433.0	429.2	426.4	432.1	421.2	415.4
Total average liabilities for insurance products, net of reinsurance ceded	$3,260.4	$3,223.5	$3,180.8	$3,137.8	$3,200.6	$3,099.1	$2,923.7

Present value of future profits (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14

Balance, beginning of period	$17.7	$17.4	$16.6	$16.5	$17.7	$16.1	$15.8
Amortization related to operations	(0.7)	(0.8)	(0.2)	(0.6)	(2.3)	(0.3)	(0.3)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	0.4	—	0.1	0.2	0.7	—	—
Balance, end of period	$17.4	$16.6	$16.5	$16.1	$16.1	$15.8	$15.5

Deferred acquisition costs (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14

Balance, beginning of period	$44.2	$43.0	$42.7	$41.8	$44.2	$40.7	$39.0
Deferred acquisition expenses	0.3	0.6	0.7	0.2	1.8	0.4	0.9
Amortization related to operations	(1.5)	(1.9)	(1.8)	(1.3)	(6.5)	(1.7)	(2.0)
Amortization related to net realized investment (gains) losses	—	—	—	—	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	—	1.0	0.2	—	1.2	(0.4)	(0.3)
Balance, end of period	$43.0	$42.7	$41.8	$40.7	$40.7	$39.0	$37.6

Premiums collected on insurance products (in millions)	1Q13	2Q13	3Q13	4Q13	2013	1Q14	2Q14

Annuities

Other fixed rate (all renewal)	$0.1	$0.1	$0.1	$—	$0.3	$—	$0.2

Life insurance

First-year	—	0.2	0.1	—	0.3	—	—
Renewal	38.4	36.4	35.0	31.9	141.7	36.2	34.8

Total life insurance	38.4	36.6	35.1	31.9	142.0	36.2	34.8

Collections on insurance products

Total first-year premium collections on insurance products	—	0.2	0.1	—	0.3	—	—
Total renewal premium collections on insurance products	38.5	36.5	35.1	31.9	142.0	36.2	35.0

Total collections on insurance products	$38.5	$36.7	$35.2	$31.9	$142.3	$36.2	$35.0

Notes

(1) Excludes accumulated other comprehensive income.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. The dilution from convertible securities is calculated assuming the securities were converted on the last day of the period.

(4) Management believes that an analysis of earnings before the net loss on the sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net revenue pursuant to transition and support services agreements, corporate interest expense, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, loss on extinguishment or modification of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) the net loss on the sale of CLIC and gain (loss) on reinsurance transactions, including impact of taxes; (ii) the earnings of CLIC prior to being sold, net of taxes; (iii) net realized investment gains or losses, net of related amortization and taxes; (iv) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (v) equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net of taxes; (vi) net revenue pursuant to transition and support services agreements, net of taxes; (vii) loss on extinguishment or modification of debt, net of taxes; and (viii) changes in the valuation allowance for deferred tax assets and other tax items (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(6) Management believes that an analysis of EBIT, separated between in-force and new business provides increased clarity around the value drivers of our business, particularly since the new business results are significantly impacted by the rate of sales, mix of business and the distribution channel through which new sales are made. EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. EBIT from in-force business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and in-force business is based on estimates, which we believe are reasonable.

(7) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.